                                                                       Ex. 10.24

[LOGO OF REALTOR APPEARS HERE]                          [LOGO OF EQUAL HOUSING
                                                       OPPORTUNITY APPEARS HERE]

    STANDARD FORM FOR MEMBERS OF THE NEW HAMPSHIRE ASSOCIATION OF REALTORS(R)
                      SALES AGREEMENT AND DEPOSIT RECEIPT

THIS AGREEMENT made this 25th day of July , 1997
                         ----        ----   ----
     Between

The SELLER  Kathryn M. DeLong, a single woman
           ---------------------------------------------------------------------
of Rte. 132, Sanborn Rd.  City Tilton  County of Belknap   State NH  Zip  03276
   ---------------------       ------            ---------       ---     -------
     and

The BUYER  DM Management Company
          ----------------------------------------------------------------------
of  One Winterbrook Way   City Meredith  County of Belknap   State NH  Zip 03253
    ---------------------      --------            ---------       ---     -----

WITNESSETH: That the SELLER agrees to sell and convey, and the BUYER agrees to
buy certain real estate located in   Tilton, New Hampshire     known as or
                                    -------------------------
described as Route 132, Sanborn Rd. - Tax Map R1
             -------------------------------------------------------------------
Lot 11. Described on survey by Central Land Surveying, Inc. certified on 1/7/97.
--------------------------------------------------------------------------------
County   Belknap                Book          Page               Date
        ---------------------        -----         -----------         ---------

The SELLING PRICE is Two hundred twenty thousand and no/100
                     -----------------------------------------------------------
                                                       Dollars      $220,000.00
                                                                    ------------
Deposit, receipt of which is hereby acknowledged, in form
  of Option deposit (Seller)                                             500.00
     -----------------------
Is to be held in an escrow account by at execution of in the sum of $ 4,500.00**
                                      ---------------               ------------
Additional deposit will be paid on or before agreement              $ --------
                                             ------------------      -----------
CASH, CERTIFIED CHECK or BANK DRAFT on date of transfer of
  title in sum of                                                   $215,000.00
                  -----------------------------------                -----------
**    Escrow deposit to be held by ERA C&E Real Estate
DEED: Marketable title shall be conveyed by a warranty  deed, and shall be free
                                              ---------
and clear of all encumbrances except usual public utilities serving the property; any restrictive covenants of record to be acceptable to the Buyer.

TRANSFER OF TITLE: On or before September 30, 1997*  at Attorney's office,
                                -------------------
Registry of Deeds, Lending Institution, or place of mutual consent.
        *See additional provisions

POSSESSION: Free of all tenants, personal property, and encumbrances except as herein stated is to be given on transfer of title or as otherwise mutually
                                                     ---------------------------
agreed thereto.
--------------------------------------------------------------------------------

AGENT: The undersigned SELLERS and BUYERS understand that ERA C&E Real Estate,
                                                          -------------------
Agency represents the SELLER, Mrs. DeLong      in this transaction and DeWolfe
                              ----------------                         --------
Keewaydin  Agency represents the Buyer.
----------                       ------

INSURANCE: The buildings on said premises shall, until full performance of this agreement, be kept insured against fire with extended coverage by the SELLER. In case of loss, all sums recoverable from said insurance shall be paid or assigned, on delivery of deed, to the BUYER, unless the premises shall previously have been restored to their former condition by the SELLER; or, at the option of the BUYER, this agreement may be rescinded and the deposit refunded if any such loss exceeds $ 10,000.00.
                                  ------------

TITLE: If, upon examination of title, it is found that the title is not marketable, the SELLER shall have a reasonable time, not to exceed 30 days from the date of notification of defect (unless otherwise agreed to in writing), to remedy such defect. Should the SELLER be unable to provide marketable title within said 30 days, the BUYER may rescind this agreement at the BUYER's sole option, with full deposit being refunded to the BUYER and all parties being released from any further obligations hereunder. The SELLER hereby agrees to make a good faith effort to correct the title defect within the 30 day period above prescribed once notification of such defect is received. The cost of examination of the title shall be borne by the BUYER.

TAXES, special assessments, rents, water, and sewage bills and fuel in storage shall be prorated as of transfer of title or as mutually agreed thereto.
                                                    ----------------------------

PROPERTY INCLUDED:  All fixtures The land and buildings and any survey or
                                ------------------------------------------------
engineering data available.
--------------------------------------------------------------------------------

LIQUIDATED DAMAGES: If the BUYER shall default in the performance of his obligation under this agreement, the amount of the deposit may, at the option of the SELLER, become the property of the SELLER as reasonable liquidated damages. In the event of any dispute relative to the deposit monies held in escrow, the Escrow Agent may, in its sole discretion, pay said deposit monies into the Clerk of Court of proper jurisdiction in an Action of Interpleader, providing each party with notice thereof at the address recited herein, and thereupon the Escrow Agent shall be discharged from its obligations as recited therein, and each party to this Agreement shall thereafter hold the Escrow Agent harmless in such capacity. Both parties hereto agree that the Escrow Agent may deduct the cost of bringing such Interpleader action from the deposit monies held in escrow prior to the forwarding of same to the Clerk of such court.

PRIOR STATEMENTS: Any verbal representation, statements and agreements are not valid unless contained herein. This agreement completely expresses the obligations of the parties.

FINANCING: This agreement ([_]is)([X] is not) contingent upon the BUYER obtaining financing under the following terms:
AMOUNT    N/A     TERMS/YEARS   N/A     RATE   N/A  TYPE OF MORTGAGE  N/A
       ---------              ---------      ------                   --------


The BUYER agrees to act diligently and in good faith to obtain such financing
and shall, within   N/A   working days after the SELLER's acceptance, submit a
                  ------
complete and accurate application for mortgage financing to at least one financial institution currently providing such loans, requesting financing in the amount and on the terms provided in this contract. If the BUYER fails to timely submit such an application, this financing contingency is waived by the BUYER. If, despite best efforts, the BUYER is unable to obtain the financing specified in this contract by N/A, 19___, the BUYER shall have the right to
                             -----
terminate this contract, provided, however, the BUYER gives written notice directly to the SELLER, or the SELLER'S AGENT, of the BUYER'S termination of the contract, and any escrow monies shall be returned to the BUYER. The responsibility to notify SELLER of BUYER'S termination of this contract based on the inability to obtain financing shall be solely the BUYER'S.


Seller(s) Initial K.N.D.                 Buyer(s) Initial S.L.S.
                  -------                                 ----------------------

[LOGO OF REALTOR(R)                                    [LOGO OF EQUAL HOUSING
APPEARS HERE]                                          OPPORTUNITY APPEARS HERE]

   STANDARD FORM FOR MEMBERS OF THE NEW HAMPSHIRE ASSOCIATION OF REALTORS(R)
                 SALES AGREEMENT and DEPOSIT RECEIPT - Page 2

In Compliance with the requirements of RSA 477:4-a, the following is provided to the BUYER on Radon Gas and Lead Paint:

RADON GAS: Radon gas, the product of decay of radioactive materials in rock may be found in some areas of New Hampshire. This gas may pass into a structure through the ground or through water from a deep well. Testing can establish its presence and equipment is available to remove it from the air or water.

LEAD PAINT: Before 1977, paint containing lead may have been used in structures. The presence of flaking lead paint can present a serious health hazard, especially to young children and pregnant women. Tests are available to determine whether lead is present.

INSPECTIONS: The BUYER is encouraged to seek information from professionals normally engaged in the business regarding any specific issue of concern. The BUYER acknowledges receipt of the disclosure form attached hereto. The Agent makes no warranties or representations regarding the condition, permitted use or value of the SELLER's real or personal property. This contract is subject to the following inspections, with results being satisfactory to the BUYER.

BUYER hereby elects to waive the right to all inspections, and signifies by initialing here *
               ___________________________________.

       *except for h.

TYPE OF INSPECTION:      YES  NO   RESULTS REPORTED TO THE SELLER   TYPE OF INSPECTIONS:   YES  NO   RESULTS REPORTED TO THE SELLER
a. General Building                within                    days   f. Lead paint                    within                    days
                         ---  ---         -------------------                              ---  ---         -------------------
b. Sewage Disposal                 within                    days   g. Pests                         within                    days
                         ---  ---         -------------------                              ---  ---         -------------------
c. Water Quality                   within                    days   h. Hazardous Waste      X        within       30           days
                         ---  ---         -------------------                              ---  ---         -------------------
d. Radon Air Quality               within                    days   i.                               within                    days
                         ---  ---         -------------------          -----------------   ---  ---         -------------------
e. Radon Water Quality             within                    days   j.                               within                    days
                         ---  ---         -------------------          -----------------   ---  ---         -------------------

The use of days is intended to mean from the effective date of the contract. All inspections will be done by professionals normally engaged in the business, to be chosen and paid for by the BUYER. If the results of any inspection or other condition specified herein are unsatisfactory to the BUYER, the SELLER shall have the option of repairing the unsatisfactory condition(s) prior to transfer of title if the BUYER and SELLER both agree, failing which the BUYER may terminate the contract and all deposits shall be returned to the BUYER. Notification in writing of intent to so repair should be delivered to the BUYER or BUYER's Agent within five (5) days of receipt by the SELLER of notification of unsatisfactory condition(s). Should the SELLER elect not to repair such unsatisfactory conditions, the BUYER may declare the contract null and void by notifying the SELLER in writing within the specified number of days, and any earnest money shall be returned to the BUYER. If the BUYER does not notify the SELLER that an inspection is unsatisfactory within the time period set forth above, this contingency is waived by the BUYER. In the absence of inspection mentioned above, the BUYER is relying completely upon the BUYER's own opinion as to the condition of the property.

EFFECTIVE DATE: This is a binding contract and the effective date is when signed and dated, and all changes initialed and dated, by the SELLER and the BUYER.

ADDITIONAL PROVISIONS: 1. This agreement is subject to the Buyer acquiring the
                       -------------------------------------------------------
355+/- acre parcel (so-called Tilcon Site). 2. This agreement is subject to a
--------------------------------------------------------------------------------
satisfactory Level I environmental report on subject site.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A copy of this contract is to be received by all parties and, by signature, receipt of a copy is hereby acknowledged. If not fully understood parties are advised to contact an attorney.

This agreement shall be binding upon the heirs, executors, administrators and assigns of both parties.


/s/ DM Management                   7/24/97
------------------------------  ----------------  -----------------------------
         BUYER                       DATE              SOCIAL SECURITY #

/s/ Samuel L. Shanaman
------------------------------  ----------------  -----------------------------
         BUYER                       DATE              SOCIAL SECURITY #


The SELLER accepts the offer and agrees to deliver the above-described property at the price and upon the terms and conditions set forth.

/s/ Kathryn M. De Long              7-29-97              001169729
------------------------------  ----------------  -----------------------------
         SELLER                      DATE              SOCIAL SECURITY #


------------------------------  ----------------  -----------------------------
         SELLER                      DATE              SOCIAL SECURITY #


               New Hampshire Association of REALTORS(R) / 1996,
                    All Rights Reserved - (Rev. 9/95, 3/96)


                                  Page 2 of 2